Exhibit 99.1

Supernova Partners Acquisition Company, Inc. Announces Filing of Definitive Proxy Statement and Sets August 31, 2021 for Special Meeting of Stockholders to Vote on Offerpad Merger

•	Special Meeting of SPNV stockholders to approve proposed business combination with Offerpad to be held on August 31, 2021 at 10:00 a.m. ET
•	SPNV stockholders as of the close of business on August 2, 2021 should vote their shares, no matter how many shares they own
•

For assistance voting your shares, please contact Morrow Sodali LLC, SPNV’s proxy solicitor, for help, toll-free at (800) 662-5200, call collect at (203) 658-9400 or via email at SPNV.info@investor.morrowsodali.com

•	SPNV Recommends All Stockholders Vote “FOR” ALL Proposals at the Special Meeting

WASHINGTON, D.C., August 12, 2021 – Supernova Partners Acquisition Company, Inc. (“SPNV” or “Supernova”) (NYSE: SPNV), a special purpose acquisition company, announced today that it has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) and established August 2, 2021 as the record date (the “Record Date”) for its special meeting of stockholders (the “Special Meeting”) to be held to, among other things, approve the proposed business combination (the “Business Combination”) between SPNV and OfferPad, Inc. (“Offerpad”).

The Special Meeting will be held virtually via live webcast at 10:00 a.m. Eastern Time on August 31, 2021, and can be accessed by visiting https://www.cstproxy.com/supernovaspac/sm2021. The proxy statement is available at www.sec.gov. Stockholders of record as of the close of business on the Record Date will be entitled to vote their shares at the Special Meeting.

The SPNV Board of Directors unanimously recommends that stockholders vote “FOR” the Business Combination with Offerpad as well as the other proposals set forth in the proxy statement.

The proposed Business Combination is expected to be consummated after receipt of the required approvals by the stockholders of SPNV and the satisfaction or waiver of certain other conditions. Upon closing, the combined company will remain listed on NYSE with its Class A common stock and warrants trading under the new ticker symbols, “OPAD” and “OPADWS”, respectively.

About Offerpad

Offerpad’s mission is to provide the best way to buy and sell a home. Period. It uses technology-enabled solutions to remake the home selling and buying experience by offering customers the convenience, control and certainty to solve their housing needs. Offerpad combines its fundamental real estate expertise with its data-driven digital “Solutions Center” platform to give users a holistic, customer-centric experience, enabling them to efficiently sell and buy their homes online with streamlined access to other services including mortgage, listing, and buyer representation services.

About Supernova Partners Acquisition Company

Supernova is led by Spencer Rascoff, a serial entrepreneur who co-founded Hotwire, Zillow, dot.LA and Pacaso and who led Zillow as CEO for nearly a decade; Alexander Klabin, founder and CEO of Ancient who co-founded Senator Investment Group; Robert Reid, an investor who worked for 21 years at Blackstone in its Private Equity Group; and Michael Clifton, an investor who was most recently a senior investment professional at The Carlyle Group.

For more information, visit: https://spnv.supernovaspac.com/. SPNV’s securities are traded on the New York Stock Exchange under the ticker symbol SPNV.

Contacts

Investors or security holders may contact Morrow Sodali LLC, SPNV’s proxy solicitor, for help, toll-free at (800) 662-5200, call collect at (203) 658-9400 or via email at SPNV.info@investor.morrowsodali.com.

For assistance with voting your shares, please contact Morrow Sodali LLC.

For Media:

Laura Collins

480-220-0021

David Stephan

951-970-6336

Press@Offerpad.com

For Investors:

James Grout

602-706-4905

Investors@offerpad.com

Additional Information and Where to Find It

Supernova has filed a registration statement on Form S-4 with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement that is being distributed to holders of Supernova’s common stock in connection with its solicitation of proxies for the vote by Supernova’s stockholders with respect to the proposed business combination and other matters as described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. Supernova will be mailing the definitive proxy statement/prospectus and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Supernova’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Offerpad, Supernova and the business combination. Stockholders are also able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Supernova’s secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050.

Participants in Solicitation

Supernova, Offerpad, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Supernova’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests is contained in Supernova’s registration statement on Form S-4, which is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Supernova’s securities by Supernova’s directors and executive officers may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova, Offerpad, or any of their respective affiliates.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Offerpad and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova, Offerpad, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the business combination due to the failure to obtain approval of the stockholders of Supernova or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Offerpad as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the ability to respond to general economic conditions; the health of the U.S. residential real estate industry; the ability to grow market share in existing markets or any new markets; the impact of the COVID-19 pandemic; the ability to manage growth effectively; the ability to accurately value and manage inventory, and to maintain an adequate and desirable supply of inventory; the ability to successfully launch new product and service offerings, and to manage, develop and refine the technology platform; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form S-4 and proxy statement/prospectus and other documents filed by Supernova from time to time with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor Offerpad undertakes any duty to update these forward-looking statements.